Rule 497(e)

File Nos. 002-89550; 811-03972

FUTUREFUNDS SERIES ACCOUNT

Group Flexible Premium Variable Annuity Contracts

of

Empower Annuity Insurance Company of America

Supplement dated August 11, 2022

to the Prospectus and Statement of Additional Information (“SAI”), each dated April 29, 2022

This Supplement amends certain information contained in the Prospectus and SAI dated April 29, 2022.

1)	Portfolio Company Name Change

Effective July 1, 2022, the following Portfolio Company changed its name and all references to the current name in the Prospectus and SAI are hereby replaced with the new name:

Current Portfolio Company Name	New Portfolio Company Name
Royce Total Return Fund	Royce Small-Cap Total Return Fund

2)	Portfolio Company Subadviser Change

Effective July 1, 2022, Newfleet Asset Management, LLC, a Subadviser to the Empower Multi-Sector Bond Fund, became a division of Virtus Fixed Income Advisers, LLC. Accordingly, all references to Newfleet Asset Management, LLC in the Prospectus are hereby replaced with Virtus Fixed Income Advisers, LLC.

Portfolio Company and Current Subadviser Name	Portfolio Company and New Subadviser Name
Empower Multi-Sector Bond Fund Subadviser: Loomis, Sayles & Company LP; Newfleet Asset Management, LLC	Empower Multi-Sector Bond Fund Subadviser: Loomis, Sayles & Company LP; Virtus Fixed Income Advisers, LLC

If you have any questions regarding this Supplement, please call Empower Annuity Insurance Company of America toll-free at (800) 537-2033.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and SAI, each dated April 29, 2022.

Please read this Supplement carefully and retain it for future reference.